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                                  EXHIBIT 10.35


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            FIRST CHARTER CORPORATION DIRECTORS' OPTION DEFERRAL PLAN

                                Table of Contents
                                -----------------

ARTICLE 1.  ESTABLISHMENT AND PURPOSE.........................................5
     1.1      ESTABLISHMENT...................................................5
     1.2      PURPOSE.........................................................5

ARTICLE 2.  REFERENCES, CONSTRUCTION AND DEFINITIONS..........................5
     2.1      ACCOUNTS........................................................5
     2.2      ADMINISTRATIVE COMMITTEE........................................5
     2.3      AFFILIATE.......................................................5
     2.4      ALLOCATOR.......................................................5
     2.5      BENEFICIARY.....................................................5
     2.6      BENEFICIARY DESIGNATION.........................................5
     2.7      BOARD...........................................................5
     2.8      BUSINESS DAY....................................................5
     2.9      CANCELLATION....................................................6
     2.10     CLASS...........................................................6
     2.11     CODE............................................................6
     2.12     COMPANY.........................................................6
     2.13     DIRECTOR........................................................6
     2.14     DIRECTOR'S FEES.................................................6
     2.15     EARLIEST EXERCISE DATE..........................................6
     2.16     EFFECTIVE DATE..................................................6
     2.17     ELIGIBLE DIRECTOR...............................................6
     2.18     EXERCISE DATE...................................................6
     2.19     EXERCISE ELECTION...............................................6
     2.20     EXERCISE PERIOD.................................................6
     2.21     EXPIRATION......................................................6
     2.22     EXPIRATION DATE.................................................6
     2.23     FUND............................................................6
     2.24     FUND ACCOUNT....................................................6
     2.25     FUND ALLOCATION.................................................6
     2.26     FUND ALLOCATION DATE............................................6
     2.27     FUND ALLOCATION DEFAULT.........................................7
     2.28     FUND ALLOCATION ELECTION........................................7
     2.29     FUND CAPITAL DISTRIBUTION.......................................7
     2.30     FUND CAPITAL DISTRIBUTION DATE..................................7
     2.31     FUND DIVIDEND...................................................7
     2.32     FUND DIVIDEND REINVESTMENT DATE.................................7
     2.33     FUND MENU.......................................................7
     2.34     FUND REALLOCATION DATE..........................................7
     2.35     FUND REALLOCATION ELECTION......................................7
     2.36     FUND RECAPITALIZATION...........................................7
     2.37     FUND RECAPITALIZATION DATE......................................7
     2.38     FUND RECORD DATE................................................7
     2.39     FUND SHARE......................................................7
     2.40     FUND SHARE DIVIDEND DATE........................................7
     2.41     GOVERNING BODY..................................................7
     2.42     GRANT DATE......................................................7
     2.43     INDEXED STRIKE PRICE............................................7
     2.44     INDEXED STRIKE PRICE ACCOUNT....................................7
     2.45     MINIMUM STRIKE PRICE............................................8

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     2.46     MINIMUM STRIKE PRICE ACCOUNT....................................8
     2.47     OPTION..........................................................8
     2.48     OPTION AGREEMENT................................................8
     2.49     OPTION ASSIGNMENT...............................................8
     2.50     OPTIONEE........................................................8
     2.51     OPTIONHOLDER....................................................8
     2.52     OPTIONOR........................................................8
     2.53     PARTICIPANT.....................................................8
     2.56     PARTICIPATING COMPANY...........................................8
     2.55     PERSON..........................................................8
     2.56     PLAN............................................................8
     2.57     PLAN YEAR.......................................................8
     2.58     PRIOR PLAN......................................................9
     2.59     PRIOR PLAN OPTION...............................................9
     2.60     REGULAR OPTIONS.................................................9
     2.61     SERVICE.........................................................9
     2.62     SPREAD..........................................................9
     2.63     STRIKE PRICE....................................................9
     2.64     SURVIVING SPOUSE................................................9
     2.65     TERMINATION OF SERVICE..........................................9
     2.66     UNDERLYING SHARES...............................................9
     2.67     UNDERLYING SHARE RETURN.........................................9
     2.68     UNDERLYING SHARE VALUE..........................................9
     2.69     VESTED..........................................................9

ARTICLE 3.  ELIGIBILITY, OPTION GRANTS AND VESTING............................9
     3.1      ELIGIBILITY.....................................................9
     3.2      GRANTS..........................................................9
     3.3      VESTING.........................................................9

ARTICLE 4.  FUND ALLOCATIONS..................................................9
     4.1      AN OPTION'S ALLOCATOR...........................................9
     4.2      THE FUND ALLOCATION ELECTION...................................10
     4.3      THE FUND REALLOCATION ELECTION.................................10
     4.4      PROCEDURES.....................................................10

ARTICLE 5.  EXERCISES........................................................10
     5.1      EXERCISABILITY.................................................10
     5.2      PROCEDURES AND TIMING..........................................10
     5.3      PAYMENTS TO BENEFICIARY........................................11
     5.4      PAYMENT OF PRIOR PLAN OPTIONS..................................11

ARTICLE 6.  CANCELLATIONS AND EXPIRATIONS....................................12
     6.1      CANCELLATIONS..................................................12
     6.2      EXPIRATIONS....................................................12

ARTICLE 7.  ACCOUNTS.........................................................12
     7.1      FUND ACCOUNT...................................................12
     7.2      INDEXED STRIKE PRICE ACCOUNT...................................12
     7.3      MINIMUM STRIKE PRICE ACCOUNT...................................12

ARTICLE 8.  ADMINISTRATION OF THE PLAN.......................................13
     8.1      POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE..............13
     8.2      AGENTS.........................................................13
     8.3      REPORTS TO GOVERNING BODY......................................13
     8.4      STRUCTURE OF ADMINISTRATIVE COMMITTEE..........................13

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     8.5      ADOPTION OF PROCEDURES OF ADMINISTRATIVE COMMITTEE.............13
     8.6      INSTRUCTIONS FOR PAYMENTS......................................14
     8.7      CLAIMS FOR BENEFITS............................................14
     8.8      HOLD HARMLESS..................................................14
     8.9      SERVICE OF PROCESS.............................................14

ARTICLE 9.  DESIGNATION OF BENEFICIARIES.....................................14
     9.1      BENEFICIARY DESIGNATION........................................14
     9.2      FAILURE TO DESIGNATE BENEFICIARY...............................15

ARTICLE 10. WITHDRAWAL OF PARTICIPATING COMPANY..............................15
     10.1     WITHDRAWAL OF PARTICIPATING COMPANY............................15
     10.2     EFFECT OF WITHDRAWAL...........................................15

ARTICLE 11. AMENDMENT OR TERMINATION OF THE PLAN.............................15
     11.1     RIGHT TO AMEND OR TERMINATE PLAN...............................15
     11.2     NOTICE.........................................................16

ARTICLE 12. GENERAL PROVISIONS AND LIMITATIONS...............................16
     12.1     NO RIGHT TO CONTINUE SERVICE AS A DIRECTOR.....................16
     12.2     PAYMENT ON BEHALF OF PAYEE.....................................16
     12.3     NONALIENATION..................................................16
     12.4     MISSING PAYEE..................................................17
     12.5     REQUIRED INFORMATION...........................................17
     12.6     NO TRUST OR FUNDING CREATED....................................17
     12.7     BINDING EFFECT.................................................17
     12.8     MERGER OR CONSOLIDATION........................................17
     12.9     OPTION CANCELLATION............................................17
     12.10    ENTIRE PLAN....................................................17

APPENDIX A - GENERAL INFORMATION.............................................19

APPENDIX B - FUNDS...........................................................20

CLASS APPENDIX - DIRECTORS CLASS.............................................21

EXHIBIT A - OPTION AGREEMENT.................................................22




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ARTICLE 1.  ESTABLISHMENT AND PURPOSE
-------------------------------------

         1.1 ESTABLISHMENT. As of the Effective Date and subject to the provisions of Article 10, the Company hereby establishes, for the benefit of certain individuals as described herein, a plan which shall be known as the First Charter Corporation Directors' Option Deferral Plan (the "Plan").

         1.2 PURPOSE. The purpose of the Plan is to permit Eligible Directors to defer Director's Fees they receive from the Participatory Company and, to facilitate Participants' acquisitions of retirement and survivor benefits, and thereby to promote the Participating Company's interest in ensuring the continuity of a high quality board of directors, who are both directly and indirectly responsible for major contributions to the success of the Participating Company.

ARTICLE 2.  REFERENCES, CONSTRUCTION AND DEFINITIONS
----------------------------------------------------

         Unless otherwise indicated, all references to articles, sections and subsections shall be to this Plan document. The Plan and all rights thereunder shall be construed and enforced in accordance with ERISA and, to the extent that state law is applicable, the laws of the State of North Carolina. The titles and captions preceding articles, sections and subsections of the Plan document have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision. When the context so requires, the singular includes the plural. Whenever used herein and capitalized, the following terms shall have the respective meanings indicated unless the context plainly requires otherwise. All references to time are Charlotte, North Carolina time. All Appendices and Exhibits attached hereto are a part of this Plan document.

         2.1 ACCOUNTS means, with respect to an Option, its Fund Account, Indexed Strike Price Account and Minimum Strike Price Account.

         2.2 ADMINISTRATIVE COMMITTEE means the committee provided for in
Article 8 and responsible for administering the Plan.

         2.3 AFFILIATE means any Person affiliated with the Company under ERISA
Section 4001(a)(14) or otherwise and any other Person the Governing Body designates an Affiliate for purposes of this Plan.

         2.4 ALLOCATOR means, with respect to an Option, the Person with the right to file a Fund Allocation Election or a Fund Reallocation Election. For purposes of this Plan, the Optionholder shall be the Allocator with respect to the Director's Class.

         2.5 BENEFICIARY means the Person designated by an Optionholder pursuant to Article 9 to become the Optionholder of specified Options owned by the Participant upon the death of such Optionholder. If, however, there has been no such designation or an invalid designation, Beneficiary means the Person who becomes the Optionholder.

         2.6 BENEFICIARY DESIGNATION means, with respect to an Optionholder, the written designation filed by the Optionholder with the Administrative Committee and which is in substantially the form the Administrative Committee prescribes.

         2.7 BOARD means the board of directors of the Company.

         2.8 BUSINESS DAY means any day on which the New York Stock Exchange is open for business.

         2.9 CANCELLATION means, with respect to an Option, the cancellation of the Option pursuant to a written agreement between the Optionholder and the Participating Company or by the unilateral action of the Optionholder pursuant to Section 12.9.

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         2.10 CLASS means a class of Options whereby all Options identified as being of such Class have the same rules with respect to issuance conditions and Grant Date valuation, Indexed Strike Price, Minimum Strike Price, Earliest Exercise Date, Option Expiration Date, Allocator and Vesting. See Class Appendix attached hereto.

         2.11 CODE means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

         2.12 COMPANY means First Charter Corporation, and any successor thereto.

         2.13 DIRECTOR means a member of the Board, or a member of the board of directors of an Affiliate.

         2.14 DIRECTOR'S FEES means the compensation that the Participating Company pays an Eligible Director to serve as a Director, including without limitation, annual retainer and amounts paid for attendance at meetings of Directors.

         2.15 EARLIEST EXERCISE DATE with respect to an Option shall have the meaning the Class Appendix ascribes to such term with respect to the Option's Class.

         2.16 EFFECTIVE DATE shall mean May 1, 2001.

         2.17 ELIGIBLE DIRECTOR means any Director who is not a full-time employee of a Participating Company.

         2.18 EXERCISE DATE means the effective date of an Exercise Election.

         2.19 EXERCISE ELECTION means the Optionholder's written election, made in accordance with Article 5, and which is in substantially the form the Administrative Committee prescribes.

         2.20 EXERCISE PERIOD means, with respect to an Option, the period beginning at the start of the Option's Earliest Exercise Date and ending at the end of the Option's Expiration Date.

         2.21 EXPIRATION means, with respect to an Option, the expiration of the Option at the end of the Option Expiration Date.

         2.22 EXPIRATION DATE with respect to an Option shall have the meaning the Class Appendix ascribes to such term with respect to the Option's Class.

         2.23 FUND means an open-end investment company that (i) is registered as such under the Investment Company Act of 1940 and (ii) is listed on the Fund Menu.

         2.24 FUND ACCOUNT means, with respect to an Option, the Account maintained pursuant to Section 7.1 to keep track the Option's Underlying Shares that consist of Fund Shares of a particular Fund.

         2.25 FUND ALLOCATION means with respect to an Option as of any date, the allocation of the Option's Underlying Share Value among the Funds.

         2.26 FUND ALLOCATION DATE means, with respect to an Option, its Grant Date.

         2.27 FUND ALLOCATION DEFAULT means the Grant Date Fund Allocation of Options not subject to a Fund Allocation Election. Appendix B - Funds specifies the Fund Allocation Default.


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         2.28 FUND ALLOCATION ELECTION means the Allocator's written election made in accordance with Section 4.2 specifying the Grant Date Fund Allocation of Options granted on or after the date such election takes effect. The election shall be in substantially the form the Administrative Committee prescribes.

         2.29 FUND CAPITAL DISTRIBUTION means a Fund's return of capital to its shareholders.

         2.30 FUND CAPITAL DISTRIBUTION DATE means the date of a Fund Capital Distribution.

         2.31 FUND DIVIDEND means a Fund's dividend to shareholders consisting of either net investment income or capital gains.

         2.32 FUND DIVIDEND REINVESTMENT DATE means the date a Fund Dividend of cash would be reinvested to purchase additional shares of the Fund under the Fund's automatic dividend reinvestment plan.

         2.33 FUND MENU means the menu of Funds set forth in Appendix B - Funds.

         2.34 FUND REALLOCATION DATE means, with respect to an Option, the date the Option's Fund Allocation is changed pursuant to a Fund Reallocation Election.

         2.35 FUND REALLOCATION ELECTION means the Allocator's written election, made in accordance with Section 4.3 specifying a Fund Allocation for the Options identified in the election. The election shall be in substantially the form the Administrative Committee prescribes.

         2.36 FUND RECAPITALIZATION means a Fund's stock split or recapitalization whereby the Fund distributes new Fund Shares to its shareholders in exchange for the cancellation of existing Fund Shares.

         2.37 FUND RECAPITALIZATION DATE means the date of the issuance of new Fund Shares pursuant to a Fund Recapitalization.

         2.38 FUND RECORD DATE means, with respect to a Fund Dividend, Fund Capital Distribution, or Fund Recapitalization, the date a Fund Share must be owned to receive the Fund Dividend, Fund Capital Distribution or Fund Recapitalization distribution, as the case may be.

         2.39 FUND SHARE means, with respect to a Fund, a share of the Fund.

         2.40 FUND SHARE DIVIDEND DATE means the date a Fund pays a Fund Dividend consisting of Fund Shares.

         2.41 GOVERNING BODY means the board of directors of the Company or equivalent governing body, however denominated.

         2.42 GRANT DATE means the date a Regular Option is granted or a date a Prior Plan Option is initially transferred into the Plan.

         2.43 INDEXED STRIKE PRICE with respect to an Option shall have the meaning the Class Appendix ascribes to such term.

         2.44 INDEXED STRIKE PRICE ACCOUNT with respect to an Option means the Account maintained pursuant to Section 7.2 to keep track of the Option's Indexed Strike Price.

         2.45 MINIMUM STRIKE PRICE with respect to an Option shall have the meaning the applicable Class Appendix ascribes to such term with respect to the Option's Class.


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         2.46 MINIMUM STRIKE PRICE ACCOUNT with respect to an Option means the
Account maintained pursuant to Section 7.3 to keep track of the Option's Minimum Strike Price.

         2.47 OPTION means each discrete bundle of rights the Participating Company grants to a Participant under this Plan to purchase specified Underlying Shares at a specified Strike Price during the Exercise Period, subject to any conditions set forth in this Plan or in an Option Agreement that applies to the Option.

         2.48 OPTION AGREEMENT means the written agreement between a Participant and the Participating Company made in accordance with Section 3.2 and which is in substantially the form attached hereto as Exhibit A.

         2.49 OPTION ASSIGNMENT means an Optionholder's written assignment of one or more Options, made in accordance with Section 12.3(b) and which is in substantially the form the Administrative Committee prescribes.

         2.50 OPTIONEE means the recipient of an Option from the Optionor.

         2.51 OPTIONHOLDER means, with respect to an Option, the Person who is the beneficial owner of the Option and the Option's entitlements, including any rights the Option gives the Optionholder to exercise the Option, to allocate or reallocate the Option's Underlying Shares, or to assign the Option.

         2.52 OPTIONOR means the Participating Company as the grantor or issuer of an Option to an Optionee.

         2.53 PARTICIPANT means, as of any date, any Director who has received one or more Options from the Participating Company and any part of such Options remains exercisable.

         2.54 PARTICIPATING COMPANY means the Company or an Affiliate which, by action of its board of directors or equivalent governing body and with the written consent of the Governing Body, has adopted the Plan; provided that the Governing Body may, subject to the foregoing proviso, waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, a Participating Company shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Company and accept the delegation to the Administrative Committee of all the power and authority conferred upon it by the Plan. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the Participating Company. The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise.

         2.55 PERSON means a natural person or any duly organized and validly existing entity such as a corporation, partnership, limited liability company, association or trust.

         2.56 PLAN means the First Charter Corporation Directors' Option Deferral Plan, a nonqualified mutual fund option plan of the Company as contained in this Plan document, and as it may be amended from time to time hereafter.

         2.57 PLAN YEAR means the calendar year; provided, however, that the first Plan Year shall be the period commencing on the Effective Date and ending on December 31 of the year of the Effective Date.

         2.58 PRIOR PLAN means the Carolina First Bancshares, Inc. Second Amended and Restated Directors' Deferred Compensation Plan.

         2.59 PRIOR PLAN OPTIONS means those Directors Class Options described in the Class Appendix.

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         2.60 REGULAR OPTIONS mean those Directors Class Options described in the Class Appendix.

         2.61 SERVICE means serving on the Board, or the board of directors of an Affiliate.

         2.62 SPREAD means, with respect to an Option as of any date, the excess, if any, of the Option's Underlying Share Value as of such date over the Option's Strike Price as of such date.

         2.63 STRIKE PRICE means with respect to an Option as of any date the greater of the Option's Indexed Strike Price as of such date and the Option's Minimum Strike Price as of such date.

         2.64 SURVIVING SPOUSE means the survivor of a deceased Optionholder to whom such deceased Optionholder was legally married (as determined by the Administrative Committee) immediately before the Optionholder's death.

         2.65 TERMINATION OF SERVICE means the Participant ceases to serve as a Director for any reason.

         2.66 UNDERLYING SHARES means, with respect to an Option, the Fund Shares that underlie the Option.

         2.67 UNDERLYING SHARE RETURN means, with respect to an Option, the rate of growth or decline of the Option's Underlying Share Value.

         2.68 UNDERLYING SHARE VALUE means, with respect to a referenced Underlying Share as of any date, the Underlying Share's net asset value for such date.

         2.69 VESTED means nonforfeitable.

ARTICLE 3.  ELIGIBILITY, OPTION GRANTS AND VESTING
--------------------------------------------------

         3.1 ELIGIBILITY. An Eligible Director whom the Administrative Committee designates, shall be eligible to become a Participant in the Plan.

         3.2 GRANTS. The Participating Company shall make Option grants as set forth in Exhibit A. Each Option's Grant Date Fund Allocation shall be as set forth in the applicable Fund Allocation Election, or, if there is no such election, according to the Fund Allocation Default.

         3.3 VESTING. Each Option at any time shall be 100% Vested.

ARTICLE 4.  FUND ALLOCATIONS
----------------------------

         4.1 AN OPTION'S ALLOCATOR. Each Option shall always have an Allocator. The Allocator can be the Participating Company or the Optionholder. An Option's Allocator can change upon the occurrence of a specified event. With respect to the Directors Class, the Allocator of Options of such Class shall be the Optionholder.

         4.2 THE FUND ALLOCATION ELECTION. At any time before an Option is granted (or in the case of a Prior Plan Option, Prior Plan accounts are transferred to the Plan), the Allocator of the Option may specify the Option's Grant Date Fund Allocation. Such specification shall be made by the Allocator's filing of a Fund Allocation Election with the Administrative Committee. The election shall specify a Grant Date Fund Allocation for all Options of a specified Class with respect to which the filer is the Allocator. The election establishes the Grant Date Fund Allocation of Options granted on or after the effective date of the election. The election shall remain in effect until the next Fund Reallocation Date applicable to the Option.

         4.3 THE FUND REALLOCATION ELECTION. At any time, the Allocator may specify the Fund Allocation for an Option. Such specification shall be made by the Allocator's filing of a Fund Reallocation Election with the Administrative Committee. The election shall specify a Fund Allocation for all Options. The election establishes the Fund Allocation as of the Fund Reallocation Date.

         4.4 PROCEDURES. All Fund Allocation specifications shall be in whole percentage increments. If the Administrative Committee receives a Fund Allocation Election or a Fund Reallocation Election on a day that is not a Business Day, the effective date of the election shall be the next following Business Day. If the Administrative Committee receives an election before 10:00 a.m. on a Business Day, the effective date shall be such Business Day. If the Administrative Committee receives an election at or after 10:00 a.m. on a Business Day, the effective date shall be the next following Business Day. All allocations and reallocations shall be based on the Fund Allocation Date's or Fund Reallocation Date's Underlying Share Value.

ARTICLE 5.  EXERCISES
---------------------

         5.1 EXERCISABILITY. On any Business Day, the Optionholder can exercise a Regular Option, but only during the Option's Exercise Period and only to the extent the Option is Vested. Prior Plan Option benefits shall commence on the Earliest Exercise Date.

         5.2 PROCEDURES AND TIMING.

         (a) EXERCISE ELECTION. To exercise a Regular Option, in whole or in part, the Optionholder must file with the Administrative Committee an Exercise Election, properly completed and duly executed by the Optionholder, specifying the amount of Spread desired, together with payment of the Strike Price related to the desired Spread. Notwithstanding the foregoing, the Administrative Committee may, in the exercise of its discretion, waive the payment of the Strike Price.

         (b) EXERCISE DATE. If the Administrative Committee receives an Exercise Election on a day that is not a Business Day, the Exercise Date shall be the next following Business Day. If the Administrative Committee receives an Exercise Election before 10:00 a.m. on a Business Day, the Exercise Date shall be such Business Day. If the Administrative Committee receives an Exercise Election at or after 10:00 a.m. on a Business Day, the Exercise Date shall be the next following Business Day.
         (c) VALUATION. The number of Underlying Shares required to settle an exercise shall be based on the Exercise Date Underlying Share Value. To make settlement, the Participating Company shall deliver to the Optionholder the Underlying Shares that are subject to the exercise. If payment of the Strike Price is waived, the Participating Company may settle its obligations with respect to an exercise by either (i) delivering to the Optionholder only the Underlying Shares with an aggregate Exercise Date Underlying Share Value in excess of the waived Strike Price payment; or (ii) cash equal to the Spread being exercised.
         (d) SETTLEMENT. The Participating Company shall make settlement with respect to an exercise within seven (7) Business Days of the Exercise Date. The Optionholder is not entitled to interest for the time that elapses between the Exercise Date and the settlement date.

         (e) ALLOCATING AMONG OPTIONS. An Exercise Election shall be applied to the Optionholder's Options according to the following protocol:

                  (i) the "in-the-money" Option with the nearest Expiration Date is exercised first to the extent necessary to fulfill the Exercise Election (if there is more than one such Option, the Options are exercised pro rata), and if such Option(s) is insufficient, then the "in-the-money" Option(s) with the second nearest Expiration Date is exercised to the extent necessary to fulfill the Exercise Election, and if such Option(s) is insufficient the process continues with "in-the-money" Options as necessary to fulfill the Exercise Election;

                  (ii) if the "in-the-money" Options are insufficient to fulfill the Exercise Election, the Administrative Committee shall notify the Optionholder of the shortfall.

         An Option is "in-the-money" if it has a positive Spread.

         (f) PARTIAL EXERCISE OF AN OPTION. If an Exercise Election results in the exercise of less than all of an Option, the following rules shall apply. The Fund Allocation of the exercise shall be the same as the Option's Fund Allocation. A partial exercise of an Option shall not affect the Optionholder's exercise rights with respect to the remainder of the Option. If there occurs a partial exercise of an Option that is less than 100% Vested, the Vested portion of the Option shall be adjusted to reflect the exercise.

         (g) MINIMUM EXERCISE. In no event shall an exercise be permitted if the Spread to be exercised is less than $2,000, unless all of the Optionholder's Options are being exercised.

         (h) WITHHOLDING. Whenever payment is made pursuant to the exercise of an Option, all tax withholding shall be made either by means of tax withholding or payment by the Optionholder to the Participating Company of an amount equal to the taxes due. The Participating Company may also withhold such reasonable fees as the Administrative Committee may establish from time to time.

         5.3 PAYMENTS TO BENEFICIARY. If an Optionholder entitled to a benefit under this Article 5 dies before payment of the benefit is made, then payment of the benefit shall be made to such Optionholder's Beneficiary.

         5.4 PAYMENT OF PRIOR PLAN OPTIONS.

         (a) IN GENERAL. If the Participant has Prior Plan Options, distributions may be paid to the Participant in cash either in a lump sum or in a number of approximately equal monthly, quarterly or annual installments designated by the Participant on the Participant's Prior Plan election form prior to the transfer of the Prior Plan accounts into the Plan. If a participant elected to receive installment distributions from the Prior Plan, the Administrative Committee may purchase an annuity from an insurance company which annuity will pay the Participant the desired periodic installments. If the Administrative Committee purchases an annuity contract, the Participant will have no further rights to receive payments from the Participating Company or the Plan with respect to the amounts subject to the annuity. If the Administrative Committee does not purchase an annuity contract, the value of the Underlying Shares shall continue to reflect Underlying Share Return until the installments are paid in full. If the Participant has no Prior Plan election form in place at the date the Prior Plan accounts are transferred to the Plan, the Prior Plan Options shall be distributed in a lump sum.

         (b) FINANCIAL HARDSHIP. The Administrative Committee may, in its sole discretion, accelerate the making of payment of Prior Plan Option benefits to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. Such payment may be made even if the Participant has not incurred a Termination of Service. All financial hardship distributions shall be made in cash in a lump sum.

ARTICLE 6.  CANCELLATIONS AND EXPIRATIONS
-----------------------------------------

         6.1 CANCELLATIONS. In the event of the Cancellation of an Option, the Option shall be cancelled and the Optionholder shall have no rights with respect to the cancelled Option.

         6.2 EXPIRATIONS. In the event of an Expiration of an Option, the Option shall be automatically exercised and the Expiration Date shall be the Exercise Date of the expiring Options. The Optionholder shall receive a distribution of cash equal to the Spread being exercised, subject to tax withholdings under
Section 5.2(h). Additionally, Section 5.2(g) shall not apply to the automatic exercise of expiring Options.

ARTICLE 7.  ACCOUNTS
--------------------

         7.1 FUND ACCOUNT. The Administrative Committee shall keep or cause to be kept with respect to each Option a Fund Account to record, with respect to each Fund, the number of Fund Shares that are Underlying Shares of such Option. As of each Business Day, each Fund Account shall be adjusted in the order set forth below:

                  (a) If the Business Day is an Exercise Date, there shall be subtracted the number of Fund Shares transferred or deemed transferred pursuant to the exercise;

                  (b) If a Cancellation or Expiration of the Option occurs on the Business Day, there shall be subtracted the Fund Shares that are subject to the Cancellation or Expiration;

                  (c) If the Business Day is a Fund Dividend Reinvestment Date with respect to Fund Shares of such Fund Account, there shall be added the number of Fund Shares deemed to be purchased by the Fund Dividend;

                  (d) If the Business Day is a Fund Share Dividend Date, there shall be added the number of Fund Shares deemed to be distributed with respect to the Fund Shares of such Fund Account; and

                  (e) If the Business Day is a Fund Recapitalization Date, there shall be subtracted the number of Fund Shares of such Fund Account that are cancelled and there shall be added the number of Fund Shares deemed to be received in exchange therefor;

                  (f) If the Business Day is a Grant Date, there shall be added the number of Fund Shares added according to the applicable Fund Allocation; and

                  (g) If the Business Day is a Fund Reallocation Date, there shall be added or subtracted, as the case may be, the appropriate number of Fund Shares.

         7.2 INDEXED STRIKE PRICE ACCOUNT. The Administrative Committee shall keep or cause to be kept an Indexed Strike Price Account with respect to each Option. As of each Business Day, each Indexed Strike Price Account shall be adjusted in the order set forth below:

                  (a) If the Business Day is an Exercise Date with respect to the Option, the amount of the Strike Price received or deemed to be received pursuant to the exercise of the Option shall be subtracted from the Account; and

                  (b) If a Cancellation or Expiration of the Option occurs on the Business Day, an amount shall be subtracted from the Account that bears the same proportion to the Account before such subtraction as the Underlying Share Value of the Cancellation or Expiration bears to the Option's Underlying Share Value immediately preceding the Cancellation or Expiration.

         7.3 MINIMUM STRIKE PRICE ACCOUNT. The Administrative Committee shall keep or cause to be kept a Minimum Strike Price Account with respect to each Option. As of each Business Day, each Minimum Strike Price Account shall be adjusted in the order set forth below:

                  (a) If the Business Day is an Exercise Date with respect to the Option, an amount shall be subtracted from the Account that bears the same proportion to the Account immediately before the subtraction as the Strike Price received or deemed to be received pursuant to the exercise of the Option bears to the total Strike Price immediately preceding such exercise; and

                  (b) If a Cancellation or Expiration of the Option occurs on the Business Day, an amount shall be subtracted from the Account that bears the same proportion to the Account before such subtraction as the Underlying Share Value of the Cancellation or Expiration bears to the Option's Underlying Share Value immediately preceding the Cancellation or Expiration.

ARTICLE 8. ADMINISTRATION OF THE PLAN
-------------------------------------

         8.1 POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE. The Administrative Committee shall have general responsibility for the administration of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). In the exercise of its sole and absolute discretion, the Administrative Committee shall interpret the Plan's provisions and determine the eligibility of individuals for benefits.

         8.2 AGENTS. The Administrative Committee may engage such legal counsel, certified public accountants and other advisers and service providers, who may be advisers or service providers for the Participating Company or an Affiliate, and make use of such agents and clerical or other personnel, as it shall require or may deem advisable for purposes of the Plan. The Administrative Committee may rely upon the written opinion of any legal counsel or accountants engaged by the Administrative Committee, and may delegate to any such agent or to any subcommittee or member of the Administrative Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Administrative Committee.

         8.3 REPORTS TO GOVERNING BODY. The Administrative Committee shall report to the Governing Body or to a committee of the Governing Body designated for that purpose, as frequently as the Governing Body or such committee shall specify, with regard to the matters for which the Administrative Committee is responsible under the Plan.

         8.4 STRUCTURE OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall consist of three or more members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed with or without cause by, the Governing Body. Any member of the Administrative Committee may resign at any time. No member of the Administrative Committee shall be entitled to act on or decide any matter relating solely to such member or any of such member's rights or benefits under the Plan. In the event the Administrative Committee is unable to act in any matter by reason of the foregoing restriction, the Governing Body shall act on such matter. The members of the Administrative Committee shall not receive any special compensation for serving in the capacity as members of the Administrative Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security shall be required of the Administrative Committee or any member thereof in any jurisdiction. Any member of the Administrative Committee, any subcommittee or agent to whom the Administrative Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity with respect to the Plan.

         8.5 ADOPTION OF PROCEDURES OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business at a meeting of the Administrative Committee. Any action of the Administrative Committee may be taken upon the affirmative vote of a majority of the members of the Administrative Committee at a meeting. The Administrative Committee may also act without meeting by unanimous written consent.

         8.6 INSTRUCTIONS FOR PAYMENTS. All requests of or directions to the Participating Company for payment or disbursement shall be signed by a member of the Administrative Committee or such other person or persons as the Administrative Committee may from time to time designate in writing. This person shall cause to be kept full and accurate accounts of payments and disbursements under the Plan.

         8.7 CLAIMS FOR BENEFITS. All claims for benefits under the Plan shall be submitted in writing to the Administrative Committee. Within a reasonable period of time the Administrative Committee shall decide the claim by majority vote in the exercise of its sole and absolute discretion. Written notice of the decision on each such claim shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstance requiring an extension. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Administrative Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Administrative Committee within 60 days after delivery to said claimant of written notice of said decision. Such written request for review shall contain all additional information which the claimant wishes the Administrative Committee to consider. The Administrative Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Administrative Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Administrative Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for such decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all parties.

         8.8 HOLD HARMLESS. To the maximum extent permitted by law, no member of the Administrative Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Administrative Committee nor for any mistake of judgment made in good faith, and the Participating Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Administrative Committee and each other officer, employee, or director of the Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Participating Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

         8.9 SERVICE OF PROCESS. The Secretary of the Company or such other person designated by the Governing Body shall be the agent for service of process under the Plan.

ARTICLE 9. DESIGNATION OF BENEFICIARIES
---------------------------------------

         9.1 BENEFICIARY DESIGNATION. Every Optionholder shall file with the Administrative Committee a Beneficiary Designation of one or more Persons as the Beneficiary who shall be entitled to become the Optionholder of Options held by the Optionholder upon the Participant's death. A Participant may from time to time revoke or change such Beneficiary Designation without the consent of any prior Beneficiary by filing a new designation with the Administrative Committee. The last such designation received by the Administrative Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Participant's death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Administrative Committee concerning the effectiveness of any Beneficiary Designation, and the identity of any Beneficiary, shall be final.

         9.2 FAILURE TO DESIGNATE BENEFICIARY. If no Beneficiary Designation is in effect at the time of an Optionholder's death, the Options, if any, held by the Participant at the Participant's death shall be transferred to the Optionholder's Surviving Spouse, if any, or if the Optionholder has no Surviving Spouse, to the Participant's estate. If the Administrative Committee is in doubt as to the right of any person to receive such Options, the Administrative Committee may direct the Participating Company to withhold payment, without liability for any interest thereon, until the rights thereto are determined, or the Administrative Committee may direct the Participating Company to pay any such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Participating Company therefor.

ARTICLE 10. WITHDRAWAL OF PARTICIPATING COMPANY
-----------------------------------------------

         10.1 WITHDRAWAL OF PARTICIPATING COMPANY. The Participating Company (other than the Company) may withdraw from participation in the Plan by giving the Governing Body prior written notice approved by resolution by its board of directors or equivalent governing body specifying a withdrawal date, which shall be the last day of a month at least 30 days subsequent to the date which notice is received by the Governing Body. The Participating Company shall withdraw from participating in the Plan if and when it ceases to be either a division of the Company or an Affiliate. The Governing Body may require the Participating Company to withdraw from the Plan, as of any withdrawal date the Governing Body specifies.

         10.2 EFFECT OF WITHDRAWAL. The Participating Company's withdrawal from the Plan shall not in any way modify, reduce or otherwise affect the Participating Company's obligations under the Plan, as such obligations are defined under the provisions of the Plan existing immediately before this withdrawal.

         Withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

ARTICLE 11. AMENDMENT OR TERMINATION OF THE PLAN
------------------------------------------------

         11.1 RIGHT TO AMEND OR TERMINATE PLAN. The Governing Body reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participating Company, Participant or Beneficiary. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Governing Body.

         The Administrative Committee may add one or more Classes from time to time by appending Class Appendices to this Plan Document. The Administrative Committee may adopt any ministerial and nonsubstantive amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan, provided the amendment does not materially affect the currently estimated cost to the Participating Companies of maintaining the Plan. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Administrative Committee.

         In no event shall an amendment or termination modify, reduce or otherwise affect the Participating Company's obligations under the Plan, as such obligations are defined under the provisions of the Plan existing immediately before such amendment or termination.

         11.2 NOTICE. Notice of any amendment or termination of the Plan shall be given by the Governing Body or the Administrative Committee, whichever adopts the amendment, to the other and all Participating Companies.

ARTICLE 12. GENERAL PROVISIONS AND LIMITATIONS
----------------------------------------------

         12.1 NO RIGHT TO CONTINUE SERVICE AS A DIRECTOR. Nothing contained in the Plan shall give any Director the right to be retained as a Director of the Participating Company or Affiliate or affect the right of any such entity to dismiss any Director. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and a Director or consideration for, or an inducement to or condition of, the continued service of any Director.

         12.2 PAYMENT ON BEHALF OF PAYEE. If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Participating Company therefor.

         12.3 NONALIENATION.

         (a) Subject to subsection (b) of this Section 12.3, no Option, interest, expectancy, benefit, payment, claim or right of any Participant or Optionholder under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Optionholder, (b) subject to the debts, contracts, liabilities or torts of the Participant or Optionholder or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any Person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Administrative Committee and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant or Optionholder, or any other beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Administrative Committee, cease and terminate, and in such event, the Administrative Committee may hold or apply the same or any part thereof for the benefit of the Participant or Optionholder or the spouse, children, or other dependents of the Participant or Optionholder, or any of them, in such manner and in such amounts and proportions as the Administrative Committee may deem proper.

         (b) Notwithstanding subsection (a) of this Section 12.3, a Participant may at any time prior to death assign a Regular Option to the Participant's spouse, adult children or a trust for the benefit of the Participant, the Participant's spouse or adult children. The Participant may also assign a Regular Option to a tax-exempt entity as defined in Code Section 501(c)(3). Notwithstanding the foregoing, such an assignment shall be permitted only if (i) the Participant is 100% Vested in the Regular Option, and (ii) the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant and a copy delivered to the Administrative Committee in advance of the effective date of the assignment. In the event of such an assignment, the assignee shall become the Optionholder of the Regular Option and shall be entitled to all the rights of the Participant with respect to the assigned Regular Option, and such Regular Option shall continue to be subject to all of the terms, conditions and restrictions applicable to the Regular Option, as set forth in the Plan.

         12.4 MISSING PAYEE. If the Administrative Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Administrative Committee or the Company, and within three months after such mailing such person has not made written claim therefor, the Administrative Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof forfeited, and upon such cancellation, the Participating Company shall have no further liability therefor, except that, in the event such person later notifies the Administrative Committee of such person's whereabouts and requests the payment or payments due to such person under the Plan, the amounts otherwise due but unpaid shall be paid to such person without interest for late payment.

         12.5 REQUIRED INFORMATION. Each Participant shall file with the Administrative Committee such pertinent information concerning himself or herself, such Participant's Beneficiary, or such other person as the Administrative Committee may specify, and no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the Participant.

         12.6 NO TRUST OR FUNDING CREATED. The obligations of the Participating Company to make payments hereunder shall constitute a liability of the Participating Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Participating Company, and the Participating Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Participating Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Company and a Participant or any other person. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Participating Company.

         12.7 BINDING EFFECT. Obligations incurred by the Participating Company pursuant to this Plan shall be binding upon and inure to the benefit of the Participating Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

         12.8 MERGER OR CONSOLIDATION. In the event of a merger or a consolidation by the Participating Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Participating Company by another corporation, then and in such event the obligations and responsibilities of the Participating Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

         12.9 OPTION CANCELLATION. Each Optionholder has the right, without consent of the Participating Company, to surrender any Option for cancellation. Upon such a surrender, the Optionholder shall receive no value in exchange, and releases and discharges the Participating Company from any and all obligations under the Option surrendered.

         12.10 ENTIRE PLAN. The Plan document, and any written amendments thereto, contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

         THIS PLAN IS DULY EXECUTED by the Company's duly authorized officers this 1st day of May, 2001.



                                          FIRST CHARTER CORPORATION


                                          /s/ Lawrence M. Kimbrough
                                          ________________________________
                                          Lawrence M. Kimbrough, President


[Affix Seal]


Attest: /s/ Anne C. Forrest
       ___________________________
        Anne C. Forrest, Secretary

                        APPENDIX A - GENERAL INFORMATION



                                  Company Data

Name of Company: First Charter Corporation

Address: 10200 David Taylor Drive

City: Charlotte   State: NC  Zip: 28262-2373

Telephone: 800/442-4650

Federal Tax Identification Number: 56-1355866

Income Tax Year End:   12/31 (mm/dd)

Type of Business for Federal Tax Purposes (check only one)
    [ ] Sole Proprietorship
    [ ] Partnership
    [X] C Corporation
    [ ] S Corporation
    [ ] Other (specify)

Type of Organization under State Law (check only one)
    [ ] Sole Proprietorship
    [ ] General Partnership
    [ ] Limited Partnership
    [ ] Limited Liability Company
    [ ] Limited Liability Partnership
    [X] Corporation
    [ ] Professional Corporation or Professional Association
    [ ] Trust
    [ ] Other (specify)

Jurisdiction of Organization: United States

Type of Business (describe): Financial Institution


                                    Plan Data

Name of Plan: First Charter Corporation Directors' Option Deferral Plan

Effective Date: May 1, 2001

State Law to Apply: North Carolina

                               APPENDIX B - FUNDS


FUND MENU

         The following are the Funds and the Fund Allocation Default:

--------------------------------------------------------------------------------
                                                                      FUND
                                                                   ALLOCATION
       FUND NAME          FUND CLASS      CUSIP    SYMBOL  TICKER    DEFAULT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        CLASS APPENDIX - DIRECTORS CLASS


OPTION ISSUANCE AND VALUATION

         PRIOR PLAN OPTIONS
         The accounts of the Prior Plan, other than the Prior Plan stock account, will be transferred to the Plan as soon as administratively feasible following the adoption of the Plan. To the extent an Eligible Director was also a Prior Plan participant, the Participating Company shall grant each such Participant Prior Plan Options as specified in the Option Agreement between the Participating Company and the Participant.

         REGULAR OPTIONS
         The Plan permits each Eligible Director to enter into an Option Agreement whereby the Participating Company agrees to grant Regular Options at specified times with Grant Date Spreads equal to the amount of director's fees the Participant agrees to forgo. To enter into such an agreement for a calendar year, the agreement must be made prior to the beginning of such calendar year. Notwithstanding the foregoing, such an agreement may be made within 30 days following the date the Director first becomes eligible to participate in this Plan for Regular Options to be granted with respect to director's fees forgone during the portion of the calendar year following the agreement.

         INDEXED STRIKE PRICE

         For a Regular Option, the Grant Date Indexed Strike Price shall be 90% of the Option's Grant Date Underlying Share Value.

         MINIMUM STRIKE PRICE

         For a Regular Option, the Grant Date Minimum Strike Price shall be 50% of the Option's Grant Date Underlying Share Value.

EARLIEST EXERCISE DATE

         The EARLIEST EXERCISE DATE for a Regular Option is the first day after the Grant Date. The Earliest Exercise Date for a Prior Plan Option is the first Business Day of the first month following the earliest to occur of: (i) the Participant's Termination of Service, or (ii) the Participant's reaching age 70.

         EXPIRATION DATE

The EXPIRATION DATE for a Directors Class Option is the last day of a calendar month on or next following the date that is fifteen (15) years following the Participant's Termination of Service.

                                    EXHIBIT A
                                OPTION AGREEMENT


         THIS OPTION AGREEMENT made this ______ day of ______________, 200_ by and between ___________________ (the "Participating Company") and _________ (the "Participant") (the "Agreement").

         1. THE PLAN. This Agreement is made under the First Charter Corporation Directors' Option Deferral Plan (the "Plan"). The Plan is incorporated herein by reference and shall govern the rights and obligations hereunder. Capitalized terms shall have the meanings the Plan ascribes to such terms.

         [PARAGRAPHS 2 THROUGH 5 ARE TO BE INCLUDED AS APPLICABLE]

         2. Prior Plan Options. PURSUANT TO THE TERMS OF THE PLAN, IF APPLICABLE, THE PARTICIPANT'S ACCOUNTS (OTHER THAN THE STOCK ACCOUNT) IN THE PRIOR PLAN SHALL BE TRANSFERRED TO THE PLAN, AND THE PARTICIPATING COMPANY AGREES TO GRANT THE PARTICIPANT A PRIOR PLAN OPTION ON THE DATE TRANSFERRED TO THE PLAN WITH A GRANT DATE SPREAD OF $_______.

         3. REGULAR OPTIONS FOR THE REMAINDER OF THE CURRENT CALENDAR YEAR. The Participant became eligible to participate in the Plan within the past 30 days. Pursuant to the terms of the Plan, the Participating Company agrees to grant the Participant Regular Options on each date Director's Fees are paid during the remainder of this current calendar year. Each such Regular Option under this paragraph shall have an equal Grant Date Spread, the aggregate Grant Date Spread of all Regular Options under this paragraph shall be $__________, and the Director's Fees the Participant would have otherwise received during the remainder of this current calendar year shall be reduced by a like amount.

         Notwithstanding any provision in this Option Agreement to the contrary, the Participating Company shall have no obligation to grant Regular Options after the Participant's Termination of Service.

         4. REGULAR OPTIONS FOR THE NEXT CALENDAR YEAR. Pursuant to the terms of the Plan, the Participating Company agrees to grant the Participant Regular Options on each date Director's Fees are paid during the next calendar year. Each Regular Option under this paragraph shall have an equal Grant Date Spread, the aggregate Grant Date Spread of all Regular Options under this paragraph shall be $__________ and the Director's Fees the Participant would have otherwise received during the next calendar year shall be reduced by a like amount.

         Notwithstanding any provision in this Option Agreement to the contrary, the Participating Company shall have no obligation to grant Regular Options after the Participant's Termination of Service.

         5. RELIANCE ON OWN ADVISORS. The Participant affirms that in making this Option Agreement the Participant has relied on the Participant's own tax and financial advisors and not on the Participating Company, any of its employees, agents or representatives.

         6. NO AGREEMENT. Nothing contained in the this Option Agreement shall give the Participant the right to be retained as a Director of the Company or an Affiliate or affect the right of any such entity to dismiss any Director. This Option Agreement shall not constitute a contract between any Participating Company and the Participant or consideration for, or an inducement to or condition of, the continued service of the Participant as a Director.


         Duly executed by the parties the day and year first above written.


         ---------------------------------------
         Participant Signature

         Participating Company


         By: ____________________________________
         Printed Name: ____________________________
         Title: ________________________